Exhibit 10.2


                           ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between BANK OF AMERICA, N.A. (the "Assignor") and SOVEREIGN BANK (the "Assignee"). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor's rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, Letters of Credit, Guarantees and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

     1.   Assignor:              Bank of America, N.A.

     2.   Assignee:              Sovereign Bank

     3.   Borrowers:             C&D Technologies, Inc., a Delaware corporation,
                                 and C&D International Investment Holdings Inc., a Delaware corporation

     4.   Administrative Agent:  Bank of America, N.A., as the administrative agent under the Credit Agreement

     5.   Credit Agreement:      Amended and Restated Credit Agreement dated
                                 as of June 30, 2004 by and among the Borrowers, the Guarantors identified therein, the Lenders parties thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing
                                 Line Lender

     6.   Assigned Interest:

------------------------------- ----------------------------- --------------------------- ----------------------------
                                    Aggregate Amount of
                                   Revolving Commitments         Amount of Revolving        Percentage of Revolving
      Facility Assigned                of all Lenders            Commitment Assigned          Commitment Assigned

------------------------------- ----------------------------- --------------------------- ----------------------------
------------------------------- ----------------------------- --------------------------- ----------------------------

------------------------------- ----------------------------- --------------------------- ----------------------------
------------------------------- ----------------------------- --------------------------- ----------------------------
Revolving Commitment                    $175,000,000                  $7,500,000                 4.285714286%
------------------------------- ----------------------------- --------------------------- ----------------------------

     7.   Effective Date: August 3, 2004

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR:                                  BANK OF AMERICA, N.A.

                                           By: /s/ Charles R. Dickerson
                                              ----------------------------------
                                           Name:  Charles R. Dickerson
                                           Title: Senior Vice President

ASSIGNEE:                                  SOVEREIGN BANK

                                           By: /s/ Karl F. Schultz
                                              ----------------------------------
                                           Name:  Karl F. Schultz
                                           Title: Vice President

Consented to and Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Charles R. Dickerson
   -----------------------------------
Name:  Charles R. Dickerson
Title: Senior Vice President

Consented to:

C&D TECHNOLOGIES, INC.,
a Delaware corporation

By: /s/ Robert T. Marley
   -----------------------------------
Name:  Robert T. Marley
Title: V.P. Treasurer

                      Annex 1 to Assignment and Assumption

                          STANDARD TERMS AND CONDITIONS

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Parent, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Parent, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents, warrants and agrees that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 6.05 thereof or delivered pursuant to Section 7.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.